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           DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R) VARIABLE ANNUITY

                                   Issued by

                Transamerica Life Insurance Company of New York

                      Supplement Dated December 27, 2000
                                    to the
                         Prospectus dated May 1, 2000


On or about December 27, 2000, the Dreyfus Zero Coupon 2000 portfolio was liquidated, and therefore, the Dreyfus Zero Coupon 2000 sub-account was closed to all investors. This means the Dreyfus Zero Coupon 2000 sub-account is no longer available.

On the liquidation date, the shares of all assets remaining in the Dreyfus Zero Coupon 2000 sub-account were automatically exchanged for shares of the Dreyfus Money Market sub-account, in equal value.



                This Prospectus Supplement must be accompanied
                           by the Prospectus for the
   Dreyfus/Transamerica Triple Advantage Variable Annuity dated May 1, 2000